                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2002


                                  PARAVANT INC.
             (Exact name of registrant as specified in its charter)

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
         Florida                         0-28114                 59-2209179
         -------                         -------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)
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
89 Headquarters Plaza North, Suite 1421, Morristown, NJ              07960
         (Address of principal executive offices)                  (Zip Code)
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Registrant's telephone number, including area code:     (973) 631-6190



          (Former name or former address, if changed since last report)
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      ITEM 5.     OTHER EVENTS.


      On October 23, 2002, Paravant Inc., a Florida corporation ("Paravant"), entered into an Agreement and Plan of Merger with DRS Technologies, Inc., a Delaware corporation ("DRS") and Prince Merger Corporation, a Florida corporation and a wholly-owned subsidiary of DRS ("Merger Sub") (the "Merger
Agreement"). The Merger Agreement relates to a cash tender offer being made by Merger Sub and DRS to purchase all of Paravant's issued and outstanding shares of common stock par value $0.015 per share (the "Shares"). The purchase price for the Shares is $4.75 per Share in cash. If Merger Sub acquires a majority of such Shares pursuant to the offer, the Merger Agreement would require DRS to merge Merger Sub with and into Paravant in a transaction in which any remaining shareholders of Paravant would be entitled to receive $4.75 per Share. DRS and Merger Sub intend to file a Tender Offer Statement on Form TO (the "Schedule
TO") on or prior to October 28, 2002, which Schedule TO will describe the terms and conditions of the offer in greater detail. A copy of the Merger Agreement is attached hereto as Exhibit 2.1.

      In connection with the Merger Agreement, DRS and certain shareholders of Paravant entered into Shareholder Tender and Voting Agreements, each dated
October 23, 2002 (the "Tender and Voting Agreements"). Copies of the Tender and
Voting Agreements are attached hereto as Exhibits 2.2, 2.3, 2.4, 2.5 and 2.6.

      On October 24, 2002, Paravant issued a press release announcing the execution of the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1.

      This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell Shares of Paravant. At the time Merger Sub commences its offer, it will file a Tender Offer Statement with the SEC and Paravant will file a Solicitation/Recommendation Statement with respect to the offer. The tender offer will be made solely by the Tender Offer Statement.

      THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED
LETTER OF TRANSMITTAL AND ALL OTHER OFFER DOCUMENTS) AND THE
SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION AND
SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

      The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement will be made available to all shareholders of Paravant, at no expense to them. The
Tender Offer Statement (including the Offer to Purchase, the related Letter of
Transmittal and all other offer documents filed by DRS with the SEC) and the Solicitation/Recommendation Statement will also be available for free at the SEC's Web site at HTTP://WWW.SEC.GOV. Investors and security holders are strongly advised to read both the Tender Offer Statement and the Solicitation/Recommendation Statement regarding the tender offer referred to in this Current Report on Form 8-K when they become available because they will contain important information.

                           Forward Looking Statements

      This Current Report on Form 8-K contains "forward-looking" statements within the meaning of the federal securities laws. These forward-looking statements can be identified by reference to words such as "expect," "believe,"
"anticipate," "plan," or similar expressions and involve risks and uncertainties, including, but not limited to, insufficient shares being tendered by Paravant shareholders, or non-occurrence of other conditions required for completion of the tender offer, delays in the closing date of this transaction, and other factors which could cause actual events to differ materially from those set forth in such forward-looking statements.

                                       2
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      ITEM 7.     EXHIBITS.

      The following Exhibits are filed as a part of this report:

      2.1 Agreement and Plan of Merger, dated as of October 23, 2002, by and among DRS Technologies, Inc., Prince Merger Corporation and Paravant Inc.

      2.2 Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS Technologies, Inc., Prince Merger Corporation and William R.
Craven.

      2.3 Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS Technologies, Inc., Prince Merger Corporation and Richard P.
McNeight.

      2.4 Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS Technologies, Inc., Prince Merger Corporation and James E.
Clifford.

      2.5 Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS Technologies, Inc., Prince Merger Corporation and C. Hyland
Schooley.

      2.6 Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS Technologies, Inc., Prince Merger Corporation, Krishan K.
Joshi, Vicky M. Joshi and UES Inc.

      99.1 Press release dated October 24, 2002.

                                       3

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2002                PARAVANT INC.
                                       (Registrant)


                                       By: /s/ William R. Craven
                                           -------------------------------------
                                           William R. Craven
                                           President and Chief Executive Officer

                                       4
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                                  PARAVANT INC.
                      INDEX TO EXHIBITS FILED WITH FORM 8-K

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
Exhibit           Description of Exhibit
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
2.1               Agreement and Plan of Merger, dated as of October 23, 2002, by and among DRS
                  Technologies, Inc., Prince Merger Corporation and Paravant Inc.

2.2               Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS
                  Technologies, Inc., Prince Merger Corporation and William R. Craven.

2.3               Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS
                  Technologies, Inc., Prince Merger Corporation and Richard P. McNeight.

2.4               Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS
                  Technologies, Inc., Prince Merger Corporation and James E. Clifford.

2.5               Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS
                  Technologies, Inc., Prince Merger Corporation and C. Hyland Schooley.

2.6               Shareholder Tender and Voting Agreement, dated as of October 23, 2002, by and between DRS
                  Technologies, Inc., Prince Merger Corporation, Krishan K. Joshi, Vicky M. Joshi and UES
                  Inc.

99.1              Press release dated October 24, 2002.
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